EX-35.3
(logo) WELLS FARGO

Wells Fargo Corporate Trust
N9311-161
608 Second Avenue South
Minneapolis, MN 55402
612-667-8058
612-316-1170 Fax

JP Morgan Acceptance Corporation
270 Park Avenue
6th Floor
New York, NY 10017

RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):

(a) a review of Wells Fargo's activities as Master Servicer, Securities Administrator and Paying Agent under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period.

March 1, 2008
/s/ Christina Hatfield
CHRISTINA HATFIELD
Vice President


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

Schedule A

List of Servicing Agreement(s) and Series

1 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass Through Certificates, Series2006-S1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

2 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass Through Certificates, Series 2007-S3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

3 Pooling and Servicing Agreement for JPMorgan Alternative Loan Trust 2007-A2, Mortgage Pass-Through Certificates, Series 2007-A2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

4 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass Through Certificates, Series 2006-A6, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

5 Pooling and Servicing Agreement for JPMorgan Alternative Loan Trust 2006-A6, Mortgage Pass-Through Certificates, Series 2006-A6, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

6 Pooling and Servicing Agreement for JPMorgan Alternative Loan Trust 2006-S4, Mortgage Pass-Through Certificates, Series 2006-S4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

7 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass Through Certificates, Series 2006-A7, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

8 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass Through Certificates, Series 2007-A3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

9 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass Through Certificates, Series 2007-S1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

10 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass
   Through Certificates, Series 2007-S2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

11 Pooling and Servicing Agreement for JPMorgan Alternative Loan Trust 2006-S1,
   Mortgage Pass-Through Certificates, Series 2006-S1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

12 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass
   Through Certificates, Series 2006-S4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

13 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass
   Through Certificates, Series 2006-A2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

14 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass
   Through Certificates, Series 2007-A4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

15 Pooling and Servicing Agreement for JPMorgan Alternative Loan Trust 2006-A4,
   Mortgage Pass-Through Certificates, Series 2006-A4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

16 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass
   Through Certificates, Series 2006-A3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

17 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass
   Through Certificates, Series 2006-A4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

18 Pooling and Servicing Agreement for JPMorgan Alternative Loan Trust 2006-S3,
   Mortgage Pass-Through Certificates, Series 2006-S3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

19 Pooling and Servicing Agreement for JPMorgan Alternative Loan Trust 2006-A3,
   Mortgage Pass-Through Certificates, Series 2006-A3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

20 Pooling and Servicing Agreement for JPMorgan Acquisition Trust 2006-CW2,
   Asset Backed Pass-Through Certificates, Series 2006-CW2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

21 Pooling and Servicing Agreement for JPMorgan Alternative Loan Trust 2006-Al,
   Mortgage Pass-Through Certificates, Series 2006-Al, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

22 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass
   Through Certificates, Series 2006-S2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

23 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass
   Through Certificates, Series 2006-S3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

24 Pooling and Servicing Agreement for JPMorgan Alternative Loan Trust 2006-A2,
   Mortgage Pass-Through Certificates, Series 2006-A2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

25 Pooling and Servicing Agreement for JPMorgan Acquisition Trust 2006-W1,
   Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

26 Pooling and Servicing Agreement for JPMorgan Mortgage Trust Mortgage Pass
   Through Certificates, Series 2006-A1, Wells Fargo Bank, N.A. as Master Servicer, Securities Administrator and Paying Agent, as applicable